MODIFICATION AGREEMENT


DATE:                               June 13, 1997
-----

PARTIES: Borrower:                  EVANS WITHYCOMBE RESIDENTIAL, L.P., a
--------                            Delaware limited partnership

                  Administrative    BANK ONE, ARIZONA, NA,
                  Agent for the     a national banking association, as
                  Banks:            Administrative Agent


                                    RECITALS:
                                    ---------

         A. The Banks have committed to extend to Borrower credit ("Loans") in the aggregate principal amount of not to exceed $225,000,000.00 pursuant to that Credit Agreement, dated as of September 24, 1996 ("Credit Agreement"), among the Borrower, the Banks named therein, Administrative Agent and Bank of America National Trust and Savings Association and Wells Fargo Bank, National Association, as Co-Agents. The Loans are evidenced by the Notes. The unpaid principal of the Loans as of June 13, 1997 is $44,000,000.00. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

         B.  The  Notes,  the  Credit  Agreement,   and  all  other  agreements,
documents, and instruments otherwise relating to the Loans are sometimes referred to individually and collectively as the "Loan Documents."

         C. An Unconditional Guarantee of Payment of even date with the Notes guaranteeing repayment of the Loans (the "Guarantee Agreement") was executed and delivered to the Administrative Agent by Evans Withycombe Residential, Inc., a Maryland corporation (hereinafter called "Guarantor").

         D. Borrower has requested that the Administrative Agent and the Banks modify the Loan Documents as provided herein. The Banks are willing to do so, subject to the terms and conditions herein.

                                   AGREEMENT:
                                   ----------

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Banks and the Administrative Agent agree as follows:

SECTION 1.  ACCURACY OF RECITALS.
            ---------------------

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2.  MODIFICATION OF LOAN DOCUMENTS; OTHER AGREEMENTS.
            -------------------------------------------------

         2.1 Effective as of June 13, 1997, except as otherwise provided, the Credit Agreement is hereby restated in its entirety, without modification or amendment except as follows:

                  2.1.1 The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

                           "Adjusted Asset Value" of a Person shall mean, on any
         date of determination, such Person's EBITDA divided by 9.0%, where EBITDA shall be based on (i) with respect to any Project with at least four quarters of operations by the Borrower as a Stabilized Project, the most recent four quarter results, (ii) with respect to any Project with less than four quarters of operations by the Borrower as a
         Stabilized Project, the results from the first date on which such Project became a Stabilized Project to such date of determination, annualized, and (iii) with respect to any Project acquired by the
         Borrower during the most recent four quarters, the results of operations from the date such Project was acquired by the Borrower (or, if, later, the first date on which such Project became a Stabilized Project) to such date of determination, annualized. EBITDA may also include the operating results of up to two Projects that are Exchange Assets whose Aggregate Value does not exceed $30,000,000.00, where "Aggregate Value" shall mean the value of such Projects calculated in accordance with the definition of Aggregate Value, disregarding for this purpose the requirement that the Projects be Unencumbered Assets.

                           "Applicable Margin" shall mean on any date commencing
         on or after the Modification Date, with respect to Eurodollar Loans, the applicable spreads set forth below based upon the ratings applicable on such date to the Borrower's or the General Partner's Index Debt from at least two of the Rating Agencies, one of which shall be S&P or Moody's, or if no Index Debt is then outstanding, the indicative ratings established by the respective rating agencies in respect of the Borrower or the General Partner on its notional senior unsecured long-term indebtedness:

                                                                  Eurodollar
                                                                  Loan Spread
                                                                  (basis points)
         CATEGORY 1
         ----------

                  Rating
                  ------
                  A- or above by S&P                                   80 b.p.
                  A3 or above by Moody's
                  Equivalent by another Rating Agency

         CATEGORY 2
         ----------

                  Rating
                  ------
                  BBB+ by S&P or above                                 90 b.p.
                  Baa1 by Moody's or above
                  Equivalent by another Rating Agency

         CATEGORY 3
         ----------

                  Rating
                  ------
                  BBB by S&P or above                                 100 b.p.
                  Baa2 by Moody's or above
                  Equivalent by another Rating Agency

         CATEGORY 4
         ----------

                  Rating
                  ------
                  BBB- by S&P or above                                115 b.p.
                  Baa3 by Moody's or above
                  Equivalent by another Rating Agency

         CATEGORY 5
         ----------

                  Rating
                  ------
                  BB+ or below by S&P or not rated                    125 b.p.
                  Ba1 or below by Moody's or not rated
                  Equivalent by another Rating Agency

         For purposes of the foregoing, (i) unless the ratings for Index Debt established or deemed to have been established by the two Rating Agencies with the highest such ratings, one which shall be S&P or Moody's, shall fall within a single Category, the Applicable Margin shall be determined by reference to the lower rating; (ii) if no two Rating Agencies shall have in effect a rating for Index Debt or established an indicative rating in respect of the Borrower or the General Partner or its notional senior unsecured long-term indebtedness, then the Applicable Margin shall be determined by reference to Category 5; and (iii) if any rating for Index Debt established or deemed to have been established by a Rating Agency shall be changed (other than as a result of a change in the rating system of such Rating Agency), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of a Rating Agency shall change, or if no Rating Agency shall any longer have in effect a rating for Index Debt or established an indicative rating in respect of the Borrower or the General Partner or its notional senior unsecured long-term indebtedness, and clause (ii) above shall not be applicable, the Borrower and the Banks, acting through the Administrative Agent, shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency.

                             "Fee Letter" shall mean that letter agreement between the Borrower and BOAZ as the Administrative Agent and the Issuing Bank, as it may be amended from time to time, with respect to the payment of Administration Fees hereunder.

                             "Gross Asset Value" of a Person shall mean the sum of such Person's Adjusted Asset Value as hereinafter adjusted, cash and cash equivalents, the book value of construction in process and land held for development, excluding without limitation restricted cash, but including any cash or cash equivalents that are Exchange Assets; provided that for purposes of calculating Gross Asset Value, Adjusted Asset Value shall not include any positive EBITDA generated by any construction in process.

                             "Maximum Commitment" shall mean $150,000,000.00.

                  2.1.2 The definition of Aggregate Value in Section 1.1 is hereby amended by the addition of the following at the end of the definition:

                  provided, further, however, that:

                             (i) not more than two Unencumbered Assets that are Exchange Assets may be included above; and

                             (ii)  the  amount  of  Aggregate   Value  based  on
         Exchange Assets may not exceed $30,000,000.00.

                  2.1.3 Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions:

                             "Credit Balance" shall mean at any time the then outstanding aggregate principal balance of all Loans made by all Banks plus the Letter of Credit Balance.

                             "Exchange Asset" shall mean either cash or cash equivalents or a Project held by a trustee or escrow agent under a Qualified Agreement. A "Qualified Agreement" shall mean an agreement with customary terms and provisions for purposes of accomplishing an exchange qualifying under Code

         Section 1031 with respect to which either (i) Borrower or an Affiliate of the Borrower shall be the sole beneficiary of the trust or escrow, or (ii) shall not have been disapproved by the Required Banks within five (5) Business Days of their receipt thereof.

                             "Issuing Bank" shall mean the Administrative Agent.

                             "Letter of Credit" shall mean a letter of credit issued by the Issuing Bank for the account of the Borrower pursuant to
         Article II.

                             "Letter of Credit Balance" shall mean at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time plus (b) the aggregate amount which has been drawn under Letters of Credit, but for which the Issuing Bank or the Banks, as the case may be, have not been reimbursed by the Borrower.

                             "Letter of Credit Disbursement" shall mean any payment or disbursement made by the Issuing Bank under or pursuant to a Letter of Credit.

                             "Letter of Credit Maximum Balance" shall mean $50,000,000.00.

                             "Modification Date" shall mean June 13, 1997.

                  2.1.4 Section 2.1 of the Credit Agreement is hereby amended to read as follows:

                             Section 2.1 . Subject to the terms and conditions herein set forth, each Bank agrees, severally and not jointly, to make Loans to the Borrower, at any time and from time to time on and after the date hereof and until the Maturity Date, in an aggregate principal amount at any time outstanding not to exceed such Bank's Commitment, subject, however, to the conditions that (a) at no time shall (i) the Credit Balance exceed (ii) the lesser of the Available Commitment or the Total Commitment and (b) at all times the outstanding aggregate principal amount of all Loans made by each Bank shall equal the product of (i) the percentage which its Commitment represents of the Total Commitment times (ii) the outstanding aggregate principal amount of all Loans. Each Bank's Commitment is set forth opposite its respective name in Schedule 2.1. Such Commitments may be terminated or reduced from time to time pursuant to Sections 2.10 and 2.20.

                             Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow hereunder, on and after the date hereof and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

                  2.1.5 Section 2.3 of the Credit Agreement is hereby amended to read as follows:

                             SECTION  2.3  Notice  of  Borrowings.  In  order to
         request a Borrowing, the Borrower shall give to the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy in the form of Exhibit "A") (a "Borrowing Notice") (a) in the case of a Eurodollar Loan Borrowing, not later than 9:30 a.m., Arizona time, three Business Days before a proposed Borrowing, and (b) in the case of a Variable Loan Borrowing, not later than 9:30 a.m., Arizona time, two Business Days before a proposed Borrowing. Such notice shall be irrevocable and shall in each case (i) specify whether any Loan then being requested is to be a Eurodollar Loan or a Variable Loan; (ii) specify the date of such Borrowing (which shall be a Business Day) and the amount thereof; (iii) if any Loan is to be a Eurodollar Loan, specify the Interest Period with respect thereto; and (iv) certify that, after giving effect to the Borrowing, to the knowledge of Borrower, the Credit Balance will not exceed the Available Commitment. If no election as to the Type of Loan is specified in any such notice, then the requested Loan shall be a Variable Loan. If no Interest Period with respect to any Eurodollar Loan is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  2.1.6 Section 2.4 of the Credit Agreement is hereby amended to read as follows:

                             SECTION 2.4 Excess Balance Repayment. There shall be due and payable from Borrower to the Banks, and Borrower shall repay to the Banks upon five (5) days notice from the Administrative Agent, from time to time, any amount by which the Credit Balance exceeds the lesser of the Available Commitment or the Total Commitment. The notice from the Administrative Agent shall include evidence and calculations reasonably necessary for it to have made the repayment determination.

                  2.1.7  Section   2.5(b)  and  Section  2.5(d)  of  the  Credit
Agreement are hereby amended to read as follows:

                             (b) The Borrower agrees (i) to pay to each Bank, through the Administrative Agent, quarterly in arrears for the calendar quarter ending each March 31, June 30, September 30 and December 31 on a date not later than three Business Days after such calendar quarter has ended, and (ii) to pay to each Bank, through the Administrative Agent, on the date on which the Commitment of such Bank shall be terminated as provided herein, in each case a fee (a "Facility Fee") at a rate per annum equal to the Facility Fee Percentage from time to time in effect on the daily unused amount of (i) the Commitment of such Bank less (ii) such

         Bank's pro-rata share of the Letter of Credit Balance, for each day during the preceding calendar quarter (or shorter period commencing with the date hereof or ending with the Maturity Date or any date on which the Commitment of such Bank shall be terminated). All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Bank shall commence to accrue on the date hereof and shall cease to accrue on the earlier of the Maturity Date and the termination of the Commitment of such Bank as provided herein.

                             (d) The Borrower agrees to pay the Administrative Agent and the Issuing Bank, for their own respective accounts, the fees (collectively, the "Administration Fees") provided for in the Fee Letter at the times provided therein.

                  2.1.8 Article II of the Credit Agreement is hereby amended by the addition of the following Sections 2.22 through 2.25:

                             SECTION 2.22 Letters of Credit.

                             (a) Provided that the Borrower has satisfied the conditions precedent contained in Section 2.22(b) hereof, the Issuing Bank agrees, from time to time, to issue and/or renew Letters of Credit on behalf of the Borrower so long as (i) upon such issuance or renewal, to the extent applicable, an Administration Fee is paid by Borrower to the Issuing Bank, (ii) the Credit Balance, after giving effect to such Letter of Credit, will not exceed the lesser of the Available Commitment or the Total Commitment, and (iii) the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Letter of Credit Maximum Balance.

                             (b) The obligation of the Issuing Bank to issue and/or renew any Letters of Credit on behalf of the Borrower shall be subject to the following conditions precedent on the date of issuance or renewal of each such Letter of Credit:

                                    (i) The Borrower  shall  execute and deliver
                  to the Issuing Bank an application for letter of credit, specifying the amount of the requested Letter of Credit, the requested term thereof, which term may not exceed a date that is thirty (30) days prior to the Maturity Date, and the beneficiary thereof; and

                                    (ii) No Event of Default  shall exist and no
                  event or condition shall exist that after notice or lapse of time, or both would constitute an Event of Default.

                             SECTION 2.23 Notice. The Issuing Bank shall give the Administrative Agent which shall in turn give to each Bank prompt written or telecopy advice of any notice received from the Borrower pursuant to this paragraph.

                             SECTION 2.24 Letter of Credit Participations.

                             (a) By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Banks in respect thereof, the Issuing Bank hereby grants to each Bank, and each Bank hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Bank's Commitment percentage of the Total Commitment, based upon the Commitments in effect at the time of any drawing thereunder (or, if the Commitments shall have been terminated pursuant to Article VII, the Commitments in effect immediately prior to such termination), of the face amount of such Letter of Credit, effective upon the issuance of such Letter of Credit; provided, however, that no Bank shall be required to acquire participations in Letters of Credit that would result in its pro rata percentage, based upon its Commitment, of the Letter of Credit Balance exceeding its Commitment. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, in accordance with Section 2.25 below, such Bank's pro rata percentage of each unreimbursed Letter of Credit Disbursement made by the Issuing Bank.

                             (b) Each Bank acknowledges and agrees that its acquisition of participations pursuant to paragraph (a) above in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the occurrence and continuance of any Event of Default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided that nothing herein shall constitute a waiver of any rights a Bank may have by reason of the gross negligence or wilful misconduct of the Issuing Bank.

                             SECTION 2.25 Disbursement and Reimbursement.

                             (a) Promptly after it shall have ascertained that any draft and any accompanying documents presented under a Letter of Credit appear to be in strict conformity with the terms and conditions of such Letter of Credit, the Issuing Bank shall give telephone and telecopy notice to the Borrower and the Administrative Agent of the receipt and amount of such draft and the date on which payment thereon will be made; upon receipt thereof, the Administrative Agent shall provide to each Bank a copy of such notice by telecopy. If the Administrative Agent shall not have received from the Borrower the payment required pursuant to paragraph (b) below before 9:30 a.m., Arizona time, on the second Business Day (the "Payment Date") immediately following the date of payment of a draft presented under any Letter of Credit, the Administrative Agent shall, prior to 11:00 a.m., Arizona time, on the Payment Date, so notify the Issuing Bank and each Bank, specifying in the notice to each Bank such Bank's pro rata percentage, based upon the Commitments, of such Letter of Credit Disbursement. Each Bank shall pay to the Administrative Agent, not later than 11:00 a.m., Arizona time, on the Business Day immediately following the Payment Date, such Bank's percentage of such Letter of Credit Disbursement, which the
         Administrative Agent shall promptly pay to the Issuing Bank. The Administrative Agent will remit to each Bank such Bank's percentage of any amounts subsequently received by the Administrative Agent from the Borrower in respect of such Letter of Credit Disbursement in accordance with the requirements contained in Section 8.3(d) with respect to other distributions by the Administrative Agent to the Banks; provided that
         (i) amounts so received for the account of any Bank prior to payment by such Bank of amounts required to be paid by it hereunder in respect of any Letter of Credit Disbursement and (ii) amounts representing interest on any Letter of Credit Disbursement for the period prior to the payment by such Bank of such amounts shall in each case be remitted to the Issuing Bank.

                             (b) If the Issuing Bank shall pay any draft presented under a Letter of Credit, the Borrower shall pay to the Issuing Bank or to the Administrative Agent for the account of the
         Issuing Bank or, if the Administrative Agent shall have received the payments provided in paragraph (a) above with respect to such drawing, for the accounts of the Banks, an amount equal to the amount of such draft before 9:30 a.m., Arizona time, on the second Business Day immediately following the date of payment of such draft, together with interest on such amount at a rate per annum equal to the interest rate in effect for Variable Rate Loans from (and including) the date of payment of such draft to (but excluding) the date of such payment by the Borrower. The obligation of the Borrower to pay the amounts referred to above in this paragraph (b) shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms irrespective of:

                                    (i) any lack of validity  or  enforceability
                  of any Letter of Credit;

                                    (ii) the  existence  of any  claim,  setoff,
                  defense or other right which the Borrower or any other Person may at any time have against the beneficiary under any Letter of Credit, the Administrative Agent, any Issuing Bank or any Bank (other than the defense of payment in accordance with the terms of this Credit Agreement or a defense based on the gross negligence or wilful misconduct of the Issuing Bank) or any other Person in connection with this Credit Agreement or any other transaction;

                                    (iii) any draft or other document  presented
                  under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the Issuing Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct;

                                    (iv)  payment  by the  Issuing  Bank under a
                  Letter of Credit against presentation of a draft or other document which does not comply in any immaterial respect with the terms of such Letter of Credit; provided that such payment shall not have constituted gross negligence or wilful misconduct; or

                                    (v)  any   other   circumstance   or   event
                  whatsoever, whether or not similar to any of the foregoing; provided that such other circumstance or event shall not have been the result of gross negligence or wilful misconduct of the Issuing Bank.

                             It is understood that in making any payment under a Letter of Credit (1) the Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including without limitation, reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be forged, fraudulent or invalid in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (2) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in either case, not be deemed wilful misconduct or gross negligence of the Issuing Bank.

                  2.1.9 Section 7.2 of the Credit Agreement is hereby modified by the addition of the following paragraph (f):

                             (f) require that the Borrower deposit cash with the Administrative Agent in an amount equal to the Letter of Credit Balance as collateral (under its sole dominion and control) for the repayment of Letter of Credit Disbursements;

                  2.1.10 Section 9.1(b) of the Credit Agreement is hereby amended to read as follows:

                             (b) If to the Administrative Agent, to it at Post Office Box 29542, Phoenix, Arizona 85038, Attention: Western Region Real Estate Finance, Dept. AZ1-1319, Matthew C. Berg; and

                  2.1.11 Exhibit A of the Letter Agreement is hereby amended to read as attached hereto as Exhibit "A".

                  2.1.12 Schedule 2.1 to the Credit Agreement is hereby amended to read as attached hereto.

         2.2 The  Commitment  of each Bank is  amended  as shown on the  amended
Schedule 2.1 to the Credit Agreement and shall be evidenced by a new Note dated of even date herewith, amending and restating that Note dated September 24, 1996 delivered by Borrower to said Bank.

         2.3 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor is materially incomplete, incorrect, or misleading as of the date hereof.

         2.4 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
            ----------------------------------------------

         The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.

SECTION 4.  BORROWER REPRESENTATIONS AND WARRANTIES.
            ----------------------------------------

         Borrower represents and warrants to the Banks:

         4.1 No Default or Event of Default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a Default or an Event of Default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to the Administrative Agent in connection with the Loans from the most recent financial statement received by the Administrative Agent.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 To its knowledge, Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.  BORROWER COVENANTS.
            -------------------

         Borrower covenants with the Banks:

         5.1 Borrower shall execute, deliver, and provide to the Administrative Agent such additional agreements, documents, and instruments as reasonably required by the Administrative Agent and the Banks to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Administrative Agent and the Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, of Borrower, and now known to Borrower, and whether contingent or matured, in respect of the Loans, the Loan Documents, or the actions or omissions of the Administrative Agent and the Banks in respect of the Loans or the Loan Documents that arise from events occurring prior to the date of this Agreement.

SECTION 6.        CONDITIONS PRECEDENT.
                  ---------------------

         The agreements of the Administrative Agent and the Banks and the modifications contained herein shall not be binding upon the Administrative Agent and the Banks until the Administrative Agent has executed and delivered this Agreement and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative
Agent:

         6.1 An original of this Agreement fully executed by the Borrower and the Guarantor.

         6.2 The written consent of all the Banks and a Co-Bank Agreement fully executed by the Banks.

         6.3      An amendment to the Fee Letter fully executed by the Borrower.

         6.4      Amended and restated Notes fully executed by the Borrower.

         6.5 Payment of all the external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys, expenses, and fees).

SECTION 7. INTEGRATION,  ENTIRE  AGREEMENT,  CHANGE,  DISCHARGE,
           -----------------------------------------------------
           TERMINATION,  OR  WAIVER.
           -------------------------

         The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and the Administrative Agent and the Banks in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.  BINDING EFFECT.
            ---------------

         The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Administrative Agent and the Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9.  CHOICE OF LAW.
            --------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10.  COUNTERPART EXECUTION.
             ----------------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                          EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                          Delaware limited partnership

                          BY:      EVANS WITHYCOMBE RESIDENTIAL,
                                   INC., a Maryland corporation, its General
                                   Partner


                                   By: /s/ Paul R. Fannin
                                       --------------------------------------
                                   Paul R. Fannin
                                   Senior Vice President and Chief Financial
                                   Officer

                                                                        BORROWER


                          BANK ONE, ARIZONA, NA, a national banking association



                                   By: /s/ Matthew C. Berg
                                       -------------------
                                   Matthew C. Berg
                                   Vice President

                                                            ADMINISTRATIVE AGENT

                       CONSENT AND AGREEMENT OF GUARANTOR
                       ----------------------------------


     With respect to the Modification Agreement, dated June 13, 1997 ("Agreement"), between EVANS WITHYCOMBE RESIDENTIAL, L.P., a Delaware limited partnership ("Borrower") and BANK ONE, ARIZONA, NA, a national banking association ("Administrative Agent") as Administrative Agent for the Banks, the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of the Administrative Agent and the Banks as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guarantee Agreement as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guarantee Agreement (including, without limitation, any arbitration resolution previously executed and delivered by the undersigned), as modified herein. The Guarantee Agreement and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

     2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

     3. Guarantor fully, finally, and forever releases and discharges the Administrative Agent and the Banks and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has, (i) in respect of the Loans, the Loan Documents, the Guarantor Documents, or the actions or omissions of the Administrative Agent and the Banks in respect of the Loans, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

     4. Guarantor agrees that all references, if any, to the Notes, the Credit Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor.

     6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by the Administrative Agent.

     DATED as of the date of the Agreement.

                              EVANS WITHYCOMBE  RESIDENTIAL,  INC., a
                              Maryland  corporation,
                              its General Partner



                              By: /s/ Paul R. Fannin
                                  ------------------
                              Paul R. Fannin
                              Senior Vice President and Chief Financial Officer

                                                                       GUARANTOR

                              CONSENT OF THE BANKS


         Re:      EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                  Delaware limited partnership

         The following:

                  (a) is a Bank named in that Credit  Agreement  dated September
24, 1996 among Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks, and Bank of America National Trust and Savings Association and Wells Fargo Bank, N.A., as Co-Agents; and

                  (b) consents to that Modification Agreement dated June 13, 1997 entered into between the Borrower and the Administrative Agent.

                                   BANK ONE, ARIZONA, NA, a national banking association



                                   By: /s/ Matthew C. Berg
                                       -------------------
                                   Matthew C. Berg
                                   Vice President

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                  Delaware limited partnership

         The following:

                  (a) is a Bank named in that Credit  Agreement  dated September
24, 1996 among Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks, and Bank of America National Trust and Savings Association and Wells Fargo Bank, N.A., as Co-Agents; and

                  (b) consents to that Modification Agreement dated June 13, 1997 entered into between the Borrower and the Administrative Agent.

                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION



                                 By: /S/ Carol Settles
                                     -----------------
                                 Carol Settles
                                 Vice President

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                  Delaware limited partnership

         The following:

                  (a) is a Bank named in that Credit  Agreement  dated September
24, 1996 among Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks, and Bank of America National Trust and Savings Association and Wells Fargo Bank, N.A., as Co-Agents; and

                  (b) consents to that Modification Agreement dated June 13, 1997 entered into between the Borrower and the Administrative Agent.

                                 DRESDNER BANK AG, New York Branch and
                                 Grand Cayman Branch



                                 By: /s/ Denise M. Rohde
                                     -------------------
                                 Denise M. Rohde
                                 Assistant Treasurer



                                 By: /s/ Thomas J. Nadramia
                                     ----------------------
                                 Thomas J. Nadramia
                                 Vice President

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                  Delaware limited partnership

         The following:

                  (a) is a Bank named in that Credit  Agreement  dated September
24, 1996 among Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks, and Bank of America National Trust and Savings Association and Wells Fargo Bank, N.A., as Co-Agents; and

                  (b) consents to that Modification Agreement dated June 13, 1997 entered into between the Borrower and the Administrative Agent.

                                 FLEET NATIONAL BANK



                                 By:/s/ Mark E. Dalton
                                    ------------------
                                 Mark E. Dalton
                                 Vice President

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                  Delaware limited partnership

         The following:

                  (a) is a Bank named in that Credit  Agreement  dated September
24, 1996 among Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks, and Bank of America National Trust and Savings Association and Wells Fargo Bank, N.A., as Co-Agents; and

                  (b) consents to that Modification Agreement dated June 13, 1997 entered into between the Borrower and the Administrative Agent.

                                 NORWEST BANK ARIZONA, N.A.



                                 By: /s/ Paul M. Pickett
                                     -------------------
                                 Paul M. Pickett
                                 Vice President

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                  Delaware limited partnership

         The following:

                  (a) is a Bank named in that Credit  Agreement  dated September
24, 1996 among Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks, and Bank of America National Trust and Savings Association and Wells Fargo Bank, N.A., as Co-Agents; and

                  (b) consents to that Modification Agreement dated June 13, 1997 entered into between the Borrower and the Administrative Agent.

                                 WELLS FARGO BANK, N.A.



                                 By: /s/ James G. Brisbane
                                     ---------------------
                                 James G. Brisbane
                                 Vice President

                                                                          "Bank"

                                   EXHIBIT "A"


                            FORM OF BORROWING NOTICE
                            ------------------------



BANK ONE, ARIZONA, NA, as Administrative Agent for the Banks referred to below 201 North Central Avenue
Phoenix, Arizona  85004
Attention: Matthew C. Berg
                                                                Date ___________
Dear Sirs:

         The undersigned, Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Borrower"), refers to the Credit Agreement dated as of September 24, 1996 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Banks named therein, Bank One, Arizona, NA, as Administrative Agent for the Banks and Bank of America National Trust and Savings Association and Wells Fargo Bank, National Association, as Co-Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.3 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms of which such Borrowing is requested to be made:

         (A)      Date of Borrowing
                  (which is a Business Day) __________________

         (B)      Principal Amount of
                  Borrowing                 __________________

         (C)      Interest rate basis       __________________

         (D)      Interest Period and last
                  day, thereof              __________________

         (E)      Refinance Election
                           Identity __________________
                           Amount   __________________

         Upon acceptance of any or all of the Loans made by the Banks in response to this request, the Borrower, and where appropriate the Guarantor shall be deemed to have represented and warranted that:

                  (i) the conditions to lending specified in Sections 4.1(b) and
         (c) of the Credit Agreement have been satisfied;


                  (ii) to the best of its knowledge, no Event of Default or Default has occurred and is continuing and all Financial Covenants are being complied with; and


                  (iii) after giving effect to the Borrowing, to the best of its knowledge, the Credit Balance will not exceed the Available Commitment.

                                Very truly yours,

                                EVANS WITHYCOMBE RESIDENTIAL, L.P., a
                                Delaware limited partnership

                                BY:   EVANS WITHYCOMBE RESIDENTIAL, INC.,
                                a Maryland corporation, its General Partner

                                By
                                   -----------------------------------------

                                Name
                                     ---------------------------------------

                                Title
                                      --------------------------------------